THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

RESTATED CONVERTIBLE GRID PROMISSORY NOTE
(the "Note")

February 20, 2001

WHEREAS:

A. Jason H. Stockman (the "Lender") has agreed to loan to InternetStudios.com, Inc. of 1351 4th Street, Suite 227, Santa Monica, California 90401, a Nevada corporation (the "Maker"), up to US$23,000 (the "Loan"); and

B. The Lender will make advances to the Maker from time to time in respect of the Loan.

FOR VALUE RECEIVED, the Maker hereby promises to pay UPON DEMAND to the order of the Lender at Suite 621, 1755 Robson Street, Vancouver, B.C., Canada, V6G 3B7 or at such other address as the Lender may in writing advise the Maker, the unpaid principal balance of all advances made by the Lender to the Maker under the Loan as recorded by the Lender on the grid or grids attached hereto (the "Grid"), without interest.

1. Conclusiveness of Grid. The Grid shall, in the absence of manifest error, constitute conclusive proof of the amounts and dates of all advances and repayment of principal in respect of the Loan.

2. No Interest. The principal balance of this Note outstanding from time to time shall not bear interest.

3. Waiver. The Maker hereby waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by Lender of any payment after demand shall not be deemed a waiver of such demand. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

4. Conversion. At the election of the Lender (in the Lender's sole discretion) and upon delivery to the Maker of a written notice (a "Conversion Notice"), all of the outstanding principal amount of this Note shall be converted into common shares in the capital of the Maker at a conversion price to be negotiated by the Lender and the Maker, acting reasonably, at such time of conversion.

5. Delivery of Share Certificates Upon Conversion. In the event that Lender elects to convert the outstanding principal as provided above, the Maker shall deliver to the Lender the common shares into which such amount is convertible hereunder within fourteen (14) days from the date of the applicable Conversion Notice.

6. Prepayment by Maker. The Maker may, at any time and from time to time, prepay all or any part of the amount owing hereunder without notice, penalty or bonus.

7. Agreements of Lender. In the event that the Lender elects to convert the outstanding principal as provided above, the Lender agrees to execute such mutually acceptable documents, including a subscription agreement, as the Maker shall reasonably request to ensure compliance with applicable laws, including U.S. federal, state and applicable Canadian securities laws. The obligations of the Maker to issue securities to the Lender hereunder shall be contingent upon Lender's execution of such documents.

8. Applicable Law. The provisions of this Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California, excluding the body of law relating to choice of laws.

9. Time. Time is of the essence of this Note.

IN WITNESS WHEREOF, the parties have executed this Note on the date written above.

INTERNETSTUDIOS.COM, INC.

Per: /s/ Mark Rutledge

Authorized Signatory

EXECUTED by H. JASON STOCKMAN in the presence of: /s/ H. Jason Stockman Signature H. Jason Stockman Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Geoffrey Last Geoffrey Last 1245 Homer St - PH Vancouver, BC V6B 2Y9

GRID OF LOANS AND PAYMENTS
Date	Amount of Advance	Amount of Principal Payment	Unpaid Principal Balance	Entry Made By
February 20, 2001	US$ 5,728.00
February 23, 2001	US$ 8,182.86
February 27, 2001	US$ 1,640.99
March 22, 2001	US$ 7,209.14